Exhibit 10.21(p)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GE Capital Commercial Distribution Finance 500 W. Monroe Street Chicago, IL 60661 USA

SECOND AMENDED AND RESTATED

PROGRAM TERMS LETTER

August 29, 2014

MarineMax, Inc.

MarineMax East, Inc.

MarineMax Services, Inc.

MarineMax Northeast LLC

Boating Gear Center, LLC

US Liquidators, LLC

Newcoast Financial Services, LLC

My Web Services, LLC

MarineMax Charter Services, LLC

18167 US Highway 19 North

Suite 300

Clearwater, FL 33764

Attn: Mike McLamb

RE: Wholesale Marine Products Finance Program

Dear Mike:

This Program Terms Letter outlines the terms of your marine financing program with GE Commercial Distribution Finance Corporation (“CDF”). This program will apply to all outstanding invoices financed by CDF pursuant to that certain Amended and Restated Program Terms Letter dated June 28, 2013 between CDF and you (as amended from time to time, the “Existing PTL”) and to all invoices financed on or after the date hereof. This Program Terms Letter amends and restates the Existing PTL in its entirety.

This Program Terms Letter supplements that certain Amended and Restated Inventory Financing Agreement, dated as of June 28, 2013, among CDF and you (the “Inventory Financing Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Inventory Financing Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

The following sets forth the terms of your financing program:

A. Rates and Terms

Effective Program Dates:	Applies to all outstanding invoices financed by CDF pursuant to the Original PTL and all invoices financed by CDF on or after the date hereof.

Subsidy Period:	As determined by manufacturer program (if applicable).

Eligible Products:	New and pre-owned marine products, subject to a perfected first priority Lien in favor of CDF and free and clear of all other Liens not permitted by the Inventory Financing Agreement. Consigned products shall be excluded unless you comply with CDF’s documentation requirements with respect thereto and CDF otherwise agrees in writing.

Dealer Rate:	The effective dealer interest rate for any month (after the manufacturer subsidy period expires, if applicable) shall be the One month LIBOR rate plus 3.45%.

Dealer Rate shall be the same for both new and pre-owned inventory.

The Dealer Rate will be recalculated monthly based on changes in the One month LIBOR rate as outlined above.

Performance Rebate:

So long as Dealer remains in compliance with all the terms and conditions of the Inventory Financing Agreement, this Program Terms Letter and all other agreements or instruments by and between Dealer and CDF, beginning the date hereof through the calendar quarter ending September 30, 2014, and for each calendar quarter thereafter, CDF will pay you a rebate to be paid quarterly in an amount equal to .30% of (i) the average daily balance of outstanding Obligations owed to CDF for the prior quarter less (ii) the average daily balance of the [****] for the prior quarter (the “Performance Amount”). Such rebate will be subject to the following:

1. Such rebates will be paid within 30 days following the end of the applicable quarter.

2. The average daily balance of outstanding Obligations will be calculated as the sum of the daily balance of outstanding Obligations for each day in the applicable quarter divided by the number of days in the applicable quarter.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3. The average daily balance of the [****] will be calculated as the sum of the daily balance of the [****] for each day in the applicable quarter divided by the number of days in the applicable quarter.

Unused Line Fee:	Dealer will be charged a monthly Unused Line Fee in an amount equal to 0.10% multiplied by the Unused Line, calculated based on the actual number of days in the calendar month in a year of 360 days. Unused Line is the Maximum Credit Amount, minus the average daily balance of outstanding Obligations owed to CDF, plus the average daily balance of the [****]. Billed monthly.

Maturity Period:	Invoices financed for new inventory by CDF are considered due in full at 1080 days from original invoice date, except that invoices financed by CDF related to all Azimut-Benetti S.p.A. are considered due in full at 1080 days from the original funding date.

Invoices financed for pre-owned (trade in or used) inventory by CDF are considered due in full at 361 days from the date Dealer acquires such unit (“Acquisition Date”).

Advance Request:

Each advance with respect to pre-owned inventory or re-advance shall be made pursuant to a completed written advance request in the form attached hereto as Exhibit A (together with all attachments required thereby, an “Advance Request Form”) or such other form as CDF and Dealers may agree.

In addition, each advance with respect to any advance request for Aquila brand inventory shall be accompanied by the following documentation for each item of Aquila brand inventory:

•   A copy of the original invoice from Sino Eagle Yacht Co., Ltd.

•   Either a Manufacturer’s Statement of Origin (MSO) or Builder’s Certificate

•   Evidence that each such item of Aquila brand inventory has cleared United States Customs

•   Evidence that MarineMax has paid Sino Eagle Yacht Co., Ltd. in full for each such item of Aquila brand inventory

Floorplan Advance Rate:

For new inventory (excluding Azimut brand new inventory and Aquila brand new inventory), 100% of invoice amount, including freight (if included on original invoice), subject to Availability.

For Azimut brand new inventory: 85% of invoice amount for all inventory that is 70 feet or less and 75% of invoice amount for all

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

inventory that is greater than 70 feet, subject to Availability; provided that, until Azimut has executed and delivered a current program terms letter (“Azimut PTL”), the advance rates for Azimut brand new inventory shall be as follows: (a) if the aggregate outstanding amount of Obligations is < [****], 80% of invoice amount for all inventory that is 70 feet or less and 75% of invoice amount for all inventory that is greater than 70 feet, subject to Availability; and (b) if the aggregate outstanding amount of Obligations is > [****], 85% of invoice amount for all inventory that is 70 feet or less and 75% of invoice amount for all inventory that is greater than 70 feet, subject to Availability.

For Aquila brand new inventory, 75% of invoice amount, subject to a maximum of [****] in the aggregate advanced at any one time.

Upon CDF’s receipt of the Azimut PTL, the advance rate for Azimut Pre-Sold inventory shall be, 90% of the invoice amount, as verified by CDF, subject to Availability. As used herein, “Pre-Sold” means under contract to a retail customer pursuant to an Acceptable Contract. “Acceptable Contract” means a fully executed bona fide contract with a retail customer, on terms that are commercially reasonable, including a deposit.

As used herein, “Availability” shall mean:

(i) the lesser of:

(a) the Maximum Credit Amount, minus the outstanding amount of Approvals, and

(b) (I) at any time the aggregate outstanding amount of Obligations is less than [****], 100% of total eligible inventory shown on the most recent inventory certificate, or

(II) at any time the aggregate outstanding amount of Obligations is equal to or greater than [****], 100% of total eligible inventory shown on the most recent inventory certificate, less the lesser of (x) $[****] and (y) 10% of total eligible inventory shown on such inventory certificate,

(ii) minus, the aggregate outstanding amount of Obligations.

If Availability is negative at any time, then immediate payment shall be required of amount sufficient to cause Availability to be equal to or greater than $0.

Pre-owned (trade in or used) inventory advances will be as follows, subject to Availability, the Pre-owned Inventory Sublimit, the Specific Pre-Owned Sublimit, and the Other Pre-Owned Sublimit:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

75% MarineMax Pre-owned Inventory Cost Day 1 (“Day 1” as used herein shall mean Acquisition Date) through Day 180 (after Acquisition Date); 67% Day 181 (after Acquisition Date) through Day 360 (after Acquisition Date), which reflects the 10% curtailment as described in “Floorplan Curtailments” section below; 0% Day 361+ (after Acquisition Date).

“MarineMax Pre-owned Inventory Cost” shall be Dealer’s internal valuation for pre-owned inventory (as set forth on the monthly inventory certificate and borrowing base).

All models of pre-owned inventory are eligible, provided low wholesale values can be determined via NADA, Yachtworld.com, survey, or other source acceptable to CDF.

Internal condition and valuation methodology required on all units > $500,000.00 (“Specific Pre-Owned Items”). If valuation of any Specific Pre-Owned Item exceeds [****], CDF advances in excess of [****] for such Specific Pre-Owned Item shall be in CDF’s discretion.

Trade in units < $500,000.00 value will be financed on a “borrowing base” calculated as the aggregate of the pre-owned advance rates multiplied by the applicable MarineMax Pre-owned Inventory Cost of such pre-owned inventory. CDF may implement a Pre-Owned Inventory Reserve against the pre-owned inventory to reduce the availability of eligible pre-owned inventory. “Pre-Owned Inventory Reserve” is defined and calculated as the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to CDF minus the MarineMax Pre-owned Inventory Cost, divided by the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to CDF, as a percentage.

Borrowing base certificate in the form attached hereto as Exhibit B required to be submitted on the date hereof and monthly by the 5th day of the month based on preceding month end balances of pre-owned inventory. Month-end borrowing base certificate can be used to borrow up to 80% of eligible borrowing base for that calendar month, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit. Any request for advances > 80% of prior month-end borrowing base requires submission of an updated borrowing base and such advances shall be limited to 100% of updated borrowing base, subject to Availability, the Pre-Owned Inventory Sublimit and the Other Pre-Owned Sublimit.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

If any unit (new or pre-owned) remains at a location other than a Permitted Location for more than 30 days, then immediate payment shall be required of the full principal amount of the Obligations owed with respect to such unit. If the aggregate value of units at locations other than Permitted Locations (excluding boat shows) exceeds $5,000,000.00 at any time, then immediate payment shall be required of the Obligations with respect to such units in an aggregate amount equal to such excess. In addition, if a material adverse change results in the reduction of the value of the Collateral in an aggregate amount exceeding $250,000.00, then immediate payment shall be required of the Obligations with respect to such Collateral in an amount equal to such excess; provided that, if such reduction of value is the subject of an insurance claim payable to CDF as loss payee, then immediate payment of such excess amount shall only be required to the extent it exceeds the claim amount (net of any deductible) and payment of the remainder of such excess shall not be required until the earlier of (i) receipt of such insurance proceeds, if any, or the rejection or denial of such claim or any portion thereof and (ii) 30 days (or such later date as CDF may agree in writing) after such loss or damage.

Concentration Limits:

If the number of units of inventory (new and pre-owned) financed by CDF which are not Pre-Sold and which have an Outstanding Amount > $150,000.00 exceeds [****] of total number of units of inventory financed by CDF, then immediate payment shall be required and applied to the oldest units of such inventory financed by CDF to the extent required to reduce the number of such units to [****] or less. “Outstanding Amount” means the outstanding amount financed by CDF for such unit, minus any portion of the Required Amount (as defined in the [****]) funded to the [****]with respect to curtailments for such unit. For purposes of determining the concentration limits, units of inventory financed by CDF shall include, without limitation, each unit of pre-owned inventory with a valuation < $500,000.00 identified on the current borrowing base certificate.

If the units of inventory (new and pre-owned) financed by CDF which are not Pre-Sold and which have an Outstanding Amount > $750,000.00 exceed [****] in the aggregate (of which no more than [****] in the aggregate may be Azimut brand), then immediate payment shall be required and applied to the oldest units of such inventory financed by CDF to the extent required to reduce the Outstanding Amount to [****] or less for such inventory (or [****] or less for Azimut brand inventory). In no event shall CDF finance more than the greater of [****] units or [****] of such inventory that exceeds 70 ft., and which are not Pre-Sold.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Inventory Reporting:	A monthly inventory certificate in the form attached hereto as Exhibit C or in such other form as Dealers and CDF may agree, together with supporting documentation requested by CDF, shall be required to be provided by the 5th day of each month (or the first business day following the 5th day of each month if the 5th day is not a business day) based on the balances as of the date of the certificate. All inventory to be included (new, pre-owned). To be provided on ad-hoc basis upon CDF request.

Floorplan Curtailments:

Curtailment payments on invoices financed by CDF will be due pursuant to the following schedule:

For all Azimut-Benetti S.p.A inventory, a curtailment payment of 10% of the initial amount financed is due and payable on each item of new inventory at each of the following points in time: 181, 361, 541, 721 and 900 days from the original funding date and the full remaining balance of the advance is due and payable on each item of Azimut-Benetti S.p.A inventory when it is aged 1080 days from the original funding date.

For all other new and Pre-Sold inventory, a curtailment payment of 10% of the initial amount financed is due and payable on each item of new inventory at each of the following points in time: 181, 361, 541, 721 and 900 days from the date of the respective original invoice and the full remaining balance of the advance is due and payable on each item of inventory when it is aged 1080 days from the date of the original invoice.

For pre-owned (trade in or used) inventory < $500,000.00 low NADA wholesale value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; for pre-owned (trade in or used) inventory > $500,000.00 low NADA wholesale value, a curtailment payment of 10% of the amount financed is due and payable at day 181 after the Acquisition Date; and the advances with respect to all such items of inventory will be due in full at day 361 after the Acquisition Date.

All curtailment payments will be billed monthly and due in a single payment on the last day of such month. The failure to remit curtailment payments when due shall be considered a Default under the terms of the IFA and any such late curtailment payments shall be subject to interest at the Default Rate until paid in full.

Curtailment payments will be offset by an amount equal to the lesser

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

of (i) the Required Amount set forth in the [****], (ii) the [****] balance set forth in the [****], and (iii) [****] (provided the [****] has a balance of at least [****]). Notwithstanding such offset, the entire amount of curtailment payments will be paid no later than 20 days following the due date thereof.

[****]

[****] can be funded for curtailments due (up to a maximum of [****]) and other amounts subject to cap on the amount of [****] equal to the lesser of (i) [****] of the then outstanding loan balance or (ii) [****].

1. Maximum of [****] removal of funds per week (Dealer may not remove funds required to maintain the Required Amount)

2. Maximum of [****] contributions of funds per week (unless otherwise needed for minimum requirements)

3. Not intended for direct application for unit payoffs

Inventory Re-Advance Capability:

New inventory may be paid down to a minimum floorplan balance of $1,000.00 per unit; permitted to re-advance up to maximum allowable advance rate (original invoice amount less curtailments due) subject to:

1. Request must aggregate at least $100,000.00 (refinance amount)

2. Maximum ‘re-book’ advance is limited to 25% of Maximum Credit Amount within any 30 day period or, if [****] is terminated at CDF’s option, 50% of Maximum Credit Amount within any 30 day period (such limit, the “Re-Advance Sublimit”)

3. Limited to Brunswick and Azimut product

4. Delivery of an Advance Request Form and certification of applicable inventory values

Landlord Lien Waivers:	If any Eligible Inventory Collateral is held at a location leased by you and you have not delivered to CDF a landlord lien waiver or subordination in form acceptable to CDF, as an alternative, you will be required to fund a reserve equal to 3 months of base rent, which will be placed in the [****] pursuant to the terms of the [****], as a “required” minimum amount.

B. General Terms

Audit/Inspection Fees:	Pre-closing and annual audit costs will be paid by Dealers. Actual floorcheck expenses for inventory inspections will be paid by CDF, provided that if results of the inspections are not satisfactory to CDF, in its reasonable discretion, then additional inspection expenses will be paid by Dealers.

MSO’s/Titles:	All Pre-owned titles and documentation must show all prior liens released.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Insurance Certificates:	On or before the date hereof, Dealer shall deliver to CDF certificates of insurance satisfying the requirements set forth in Section 6 of the Inventory Financing Agreement.

Audit/Inspection Frequency:

8 x per year

All locations with an average outstanding Total Eligible Inventory (calculated semi-annually based on inventory reports provided to CDF by Dealers) > $1,000,000 will be inspected quarterly at a minimum

All locations with an average outstanding Total Eligible Inventory (calculated semi-annually based on inventory reports provided to CDF by Dealers) < $1,000,000 will be inspected semi-annually at a minimum

During each inspection, CDF will inspect multiple locations wherein at least 48% of Total Eligible Inventory is located. During each calendar quarter, CDF will inspect multiple locations wherein at least 98% of Total Eligible Inventory is located.

MSO and Preowned Title audits to be conducted every 120 days and additional audits/inspections at any other time at CDF’s discretion

COMS Non-Usage Fee:	Dealers will be charged $1,000 in the aggregate per month for any month during which Dealers do not use the CDF COMS on-line payment system for Dealers’ primary method of payment to CDF.

Servicing Fee:	Dealers will pay to CDF a monthly servicing fee equal to 0.10% of the average daily balance of outstanding Obligations.

Late Payment Fee:	Under the terms of your financing agreement with CDF, you are to remit payment to CDF immediately upon the earlier of (i) your receipt of the proceeds of any sale or other disposition of any unit of CDF’s financed collateral, and (ii) 7 calendar days after such sale or other disposition. If it is discovered that a unit of collateral is sold or otherwise disposed of without payment remitted to CDF (Sold out of Trust “SOT”), whether as the result of an inventory collateral inspection or otherwise, CDF may, in its sole discretion, charge you the following late payment fee on a monthly basis for each SOT item:

	Day 1- 7 after the retail sale of the unit	On the 8th day after the retail sale of the unit
	$0.00	.25% of the outstanding invoice amount per unit per month

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

NSF Fee:	You will be charged a fee of $25 for each check or other item that is returned unpaid.

Please note that the fees and charges referred to above such as the Late Payment Fee and NSF Fee are not intended to be CDF’s sole remedies for those events, and if you fail to meet any of your obligations under your agreements with CDF, CDF specifically reserves all other rights and remedies legally available to it.

Customer Online Management System (COMS):

CDF encourages use of COMS, our Internet payment/floorplan system. CDF will assist you in the installation of the system and provide you with training, free of charge. Internet payments are processed via an ACH transaction and at no cost to you. You can view the system’s capabilities at www.gecdf.com/coms.

Application of Terms:

•	The terms set forth in this Program Terms Letter shall apply only to loans with CDF, and will not apply to any other GE Commercial Distribution Finance platform or joint venture (i.e. RV, Yamaha, Suzuki, Polaris Acceptance, Brunswick Acceptance Company, LLC, etc.) or any loans with any CDF Affiliate.

Confidentiality Agreement:

The rates and terms set forth in this letter are for your benefit and shall be held in the strictest confidence by you; provided that you may disclose the terms hereof to the extent required by applicable laws or regulations if you provide CDF with prior written notice of such disclosure, work with CDF in good faith to redact any information herein requested by CDF, and provide CDF with an opportunity to seek a protective order with respect to such information. Subject to the foregoing, you will take all reasonable precautions to assure the confidentiality of this information is not released to any third party.

PLEASE ACKNOWLEDGE YOUR ACCEPTANCE OF YOUR FINANCING TERMS AND RETURN TO [                    ].

THANK YOU FOR THE OPPORTUNITY TO FINANCE YOUR INVENTORY NEEDS.

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:
Name:
Title:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ACCEPTED AS OF AUGUST     , 2013:

MARINEMAX, INC.

By:
Name:
Title:

MARINEMAX EAST, INC.

By:
Name:
Title:

MARINEMAX SERVICES, INC.

By:
Name:
Title:

MARINEMAX NORTHEAST, LLC

By:
Name:
Title:

BOATING GEAR CENTER, LLC

By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

By:
Name:
Title:

US LIQUIDATORS, LLC

By:
Name:
Title:

NEWCOAST FINANCIAL SERVICES, LLC

By:
Name:
Title:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

MY WEB SERVICES, LLC

By: MARINEMAX, INC., the sole member of My Web Services, LLC

By:
Name:
Title:

MARINEMAX CHARTER SERVICES, LLC

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:
Name:
Title:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

Advance Request Form

GE Commercial Distribution Finance Corporation

5595 Trillium Blvd.

Hoffman Estates IL 60192

Re:	Second Amended and Restated Inventory Financing Agreement, dated August 29, 2014, among MarineMax, Inc. (“Agent”), the other Dealers party thereto (collectively, together with Agent, “Dealers”) and GE Commercial Distribution Finance Corporation (“CDF”), as amended, modified, restated or replaced from time to time (the “Agreement”)

Ladies and Gentlemen:

The undersigned is Agent for Dealers under the Agreement and as such is authorized to make and deliver this advance request (this “Request”) on behalf of Dealers pursuant to Section 1 of the Agreement. All capitalized terms used, but not defined, herein have the meanings provided in the Agreement.

Dealers hereby request that CDF make an advance on             , 20     of $             to Dealers under the terms of the Agreement with respect to the following (check one):

pre-owned inventory units with applicable valuations of five hundred thousand dollars ($500,000.00) or more (“Specific Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability (as defined in the Program Terms Letter).

pre-owned inventory units with applicable valuations of less than five hundred thousand dollars ($500,000.00) (“Other Pre-Owned Items”), subject to the Pre-Owned Inventory Sublimit and Availability.

units of inventory (excluding used or pre-owned inventory) for which Dealers have previously made payments to CDF (“Re-Advance Items”), subject to the Re-Advance Sublimit and Availability.

The undersigned hereby represents, warrants and certifies that, as of the date hereof,

(a) each representation and warranty made to CDF by or on behalf of any Dealer is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which event such representation or warranty was true and correct as of such earlier date;

(b) neither a Default nor any event which with the giving of notice, the passage of time or both would result in a Default has occurred and is continuing or would reasonably be expected to result after giving effect to the advance requested hereby [except                     ];

Program Terms Letter – Exhibit A KCP-4504974-8	A - 1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c) after giving effect to the advance requested hereby, the aggregate outstanding amount of the Obligations (i) will not exceed Availability, (ii) with respect to pre-owned inventory will not exceed the Pre-Owned Inventory Sublimit, (iii) with respect to Specific Pre-Owned Items will not exceed the Specific Pre-Owned Sublimit, (iv) with respect to Other Pre-Owned Items will not exceed the Other Pre-Owned Sublimit, and (v) with respect to Re-Advance Items, will not exceed the Re-Advance Sublimit;

(d) if this Request relates to Specific Pre-Owned Items, Exhibit A hereto sets forth, for each Specific Pre-Owned Item, (i) the Dealer who owns such item, (ii) the location of such item, (iii) the year, make and model, serial number, engine model, horsepower and serial for such item, (iv) the NADA low wholesale value and the advance amount requested therefor, and (v) copies of the reports and documents listed on Exhibit A as “Required Documents”;

(e) if this Request relates to Other Pre-Owned Items, Exhibit B hereto sets forth (i) the date of the most recent borrowing base certificate and the borrowing base amount shown thereon, (ii) borrowing base availability as of the date hereof, and (ii) borrowing base availability after the advance request hereby;

(f) if this Request relates to Re-Advance Items, Exhibit C hereto sets forth (i) the specific Re-Advance Items supporting such advance, identified by manufacturer, original invoice number, and original invoice date and (ii) the original invoice amount, outstanding amount of Obligations with respect to such Re-Advance Item, and the re-advance amount requested therefor;

(g) each Specific Pre-Owned Item, Other Pre-Owned Item and Re-Advance Item, as applicable, is owned by the Dealer identified on the Exhibits attached hereto, free and clear of all Liens, and CDF holds a first and prior Lien on such Collateral pursuant to the Agreement, and such Collateral is in good saleable condition (normal wear and tear excepted); and

(h) Dealers will pay CDF for each item of Collateral financed pursuant to this Request under the terms and conditions of the Agreement.

Executed this      day of         ,         .

MarineMax, Inc.

By:
Its:

Typed Name:

Program Terms Letter – Exhibit A KCP-4504974-8	A - 2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A to Advance Request Form

Specific Pre-Owned Items

RE:     USED TRADE-IN         (CIRCLE ONE)

AGENT FOR DEALERS	MARINE MAX	DEALER

NUMBER

UNIT		LOCATION

YEAR
MAKE/MODEL

BOAT SERIAL NUMBER

ENGINE MODEL, HORSEPOWER & SERIAL

NADA (ABOS or BUC) LOW WHOLESALE VALUE FOR BOAT & ENGINE $ VALUE X %

$

DOLLAR AMOUNT OF USED/TRADE REQUEST TO BE ADVANCED $

REQUIRED DOCUMENTS:

*Attach copy of customer contract for trade-in units/bill of sale and proof of payment for used units.

*Attach copy of completed Title Documents(front and rear) evidencing the boat is free and clear of all liens.

*Attach copy of survey/internal condition report

*Attach copy of internal valuation report

*Attach copy of Coast Guard documentation, abstract of title, and bill of sale

Specific Pre-Owned Sublimit	$20,000,000 (1)

Outstanding Amount with Respect to Specific

Program Terms Letter – Exhibit A KCP-4504974-8	A - 3

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Pre-Owned Items		(2)

Amount of Advance Requested [not > $2,500,000.00]		(3)

Outstanding Amount with Respect to Specific Pre-Owned After Requested Advance [(2) + (3)]		(4)

Specific Pre-Owned Sublimit Availability After Requested Advance [(1) – (4)]		(5)

Pre-Owned Inventory Sublimit	$45,000,000	(6)

Outstanding Amount with Respect to Other Pre-Owned Items		(7)

Outstanding Amount with Respect to Specific Pre-Owned Items and Other Pre-Owned Items After Requested Advance [(5) + (7)]		(8)

Pre-Owned Inventory Sublimit Availability After Requested Advance [(6) – (8)]		(9)

Program Terms Letter – Exhibit A KCP-4504974-8	A - 4

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit B to Advance Request Form

Other Pre-Owned Items

Borrowing Base Certificate Date

Borrowing Base Amount		(1)

Other Pre-Owned Sublimit	$35,000,000	(2)

Other Pre-Owned Line of Credit [Lesser of (1) or (2)]		(3)

Outstanding Amount with Respect to Other Pre-Owned		(4)

Borrowing Base Availability (Payment Required) [(3) - (4)]		(5)

Amount of Advance Requested		(6)

Outstanding Amount with Respect to Other Pre-Owned After Requested Advance [(4) + (6)]		(7)

Percentage of Borrowing Base Amount [(7) / (1)] (must be ≤ 80% if certificate date not request date and ≤ 100% if certificate date is request date)%		(8)

Borrowing Base Availability After Requested Advance [(1) – (7)]		(9)

Pre-Owned Inventory Sublimit	$45,000,000	(10)

Outstanding Amount with Respect to Specific Pre-Owned Items		(11)

Outstanding Amount with Respect to Specific Pre-Owned Items and Other Pre-Owned Items After Requested Advance [(7) + (11)]		(12)

Pre-Owned Inventory Sublimit Availability [(10) – (12)]		(13)

Program Terms Letter – Exhibit A KCP-4504974-8	A - 5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit C

Re-Advance Items

DEALER NAME	DEALER

NUMBER

UNIT	LOCATION

MANUFACTURER

BOAT SERIAL NUMBER

BOAT MODEL& SERIAL

ORIGINAL INVOICE NUMBER

ORIGINAL INVOICE DATE

ORIGINAL INVOICE AMOUNT

OUTSTANDING AMOUNT WITH RESPECT TO RE-ADVANCE ITEM

RE-ADVANCE AMOUNT REQUESTED

Re-Advance Sublimit	(1)

Re-Advance Amounts within prior 30 Days	(2)

Amount of Advance Requested	(3)

Re-Advance Amounts within prior 30 Days After Requested Advance [(2) + (3)]	(4)

Re-Advance Sublimit Availability After Requested Advance [(1) – (4)]	(5)

Program Terms Letter – Exhibit A KCP-4504974-8	A - 6

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit B

Borrowing Base Certificate Form

Program Terms Letter – Exhibit B KCP-4504974-8	B - 1

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit C

Monthly Inventory Certificate Form

Program Terms Letter – Exhibit C KCP-4504974-8	C - 1